UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 14, 2006

         CSAB Mortgage-Backed Trust 2006-4

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135481-09	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) entered into a Pooling and Servicing Agreement dated as of November 1, 2006 (the “Agreement”) among the Depositor, U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”) and Select Portfolio Servicing, Inc. (“SPS”), as a servicer and as modification oversight agent (in such capacity, a “Servicer”)  providing for the issuance of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4.  The Certificates were issued on November 29, 2006. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of November 1, 2006, by and among the Depositor, the Seller, SPS,  the Master Servicer, the Trust Administrator and the Trustee.

99.1

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-1-B/A-1-C Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.2

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-1-B/A-1-C Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.3

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-1-D Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.4

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-1-D Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.5

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-2-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.6

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-2-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 7

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 8

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 9

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-1-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.10

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-1-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 11

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-2 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.12

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-2 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 13

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.14

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 15

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-5 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.16

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-5 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 17

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-6 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.18

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-6 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 19

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-7 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.20

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-7 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 21

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-8 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.22

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-8 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.23

ISDA Master Agreement, dated as of November 29, 2006, between Credit Suisse International and U.S. Bank National Association as Supplement Interest Trust Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.24

Schedule to the ISDA Master Agreement, dated as of November 29, 2006, between Credit Suisse International and U.S. Bank National Association as Supplement Interest Trust Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.25

Elections and Variables to the ISDA Credit Support Annex, dated as of November 29, 2006, between Credit Suisse International and U.S. Bank National Association as Supplement Interest Trust Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.26

Financial Guaranty Insurance Policy No 51781-N for the CSAB Mortgage-Backed  Pass-Through Certificates, Series 2006-4, $55,647,000 initial Class Principal Balance, Class A-4 Certificates.

99.27

Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51781-N for $55,647,000 initial Class Principal Balance, Class A-4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: December 14, 2006

Exhibit Index

Exhibit

4.1

Pooling and Servicing Agreement dated as of November 1, 2006, by and among the Depositor, the Seller, SPS,  the Master Servicer, the Trust Administrator and the Trustee.

99.1

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-1-B/A-1-C Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.2

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-1-B/A-1-C Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.3

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-1-D Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.4

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-1-D Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.5

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-2-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.6

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-2-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 7

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class A-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 8

Trust Confirmation Interest Rate Cap Agreement relating to the Class A-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 9

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-1-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.10

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-1-B Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 11

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-2 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.12

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-2 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 13

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.14

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-3 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 15

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-5 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.16

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-5 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 17

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-6 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.18

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-6 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 19

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-7 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.20

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-7 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99. 21

Novation Confirmation for the Interest Rate Cap Agreement relating to the Class M-8 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.22

Trust Confirmation Interest Rate Cap Agreement relating to the Class M-8 Certificate, dated as of November 29, 2006, between Credit Suisse International, Credit Suisse Management LLC, Wells Fargo Bank, N.A. as Master Servicer and Servicer, and U.S. Bank National Association as Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.23

ISDA Master Agreement, dated as of November 29, 2006, between Credit Suisse International and U.S. Bank National Association as Supplement Interest Trust Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.24

Schedule to the ISDA Master Agreement, dated as of November 29, 2006, between Credit Suisse International and U.S. Bank National Association as Supplement Interest Trust Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.25

Elections and Variables to the ISDA Credit Support Annex, dated as of November 29, 2006, between Credit Suisse International and U.S. Bank National Association as Supplement Interest Trust Trustee on behalf of CSAB Mortgage-Backed Pass-Through Certificates 2006-4.

99.26

Financial Guaranty Insurance Policy No 51781-N for the CSAB Mortgage-Backed  Pass-Through Certificates, Series 2006-4, $55,647,000 initial Class Principal Balance, Class A-4 Certificates.

99.27

Financial Security Assurance Inc. Endorsement No. 1 Financial Guaranty Insurance Policy No 51781-N for $55,647,000 initial Class Principal Balance, Class A-4 Certificates.